      As filed with the Securities and Exchange Commission on September 21, 1995
                                                  Registration No. 33-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             NOVELLUS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            CALIFORNIA                        77-00246
    (State or other jurisdiction of       (I.R.S. Employer
    incorporation or organization)        Identification No.)

                                81 Vista Montana
                               San Jose, CA  95134
           (Address of Principal Executive Office Including Zip Code)

                             NOVELLUS SYSTEMS, INC.
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN
             AMENDED AND RESTATED 1992 EMPLOYEE STOCK PURCHASE PLAN
                           (Full titles of the plans)

                                 Richard S. Hill
                      President and Chief Executive Officer
                             Novellus Systems, Inc.
                                81 Vista Montana
                               San Jose, CA  95134
                     (Name and address of agent for service)

                                 (408) 943-9700
          (Telephone number, including area code, of agent for service)

-------------------------------------------------------------------------------
                        CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                              Proposed
                                                     Proposed                 maximum
Title of securities to be     Amount to be        maximum offering        aggregate offering          Amount of
       registered              registered         price per share (1)         price (1)             registration fee
--------------------------------------------------------------------------------------------------------------------
Common Stock                  800,000                   $75.125             $60,100,000                $20,724
--------------------------------------------------------------------------------------------------------------------

(1)  Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933 and based upon the average of the high and low prices reported on the Nasdaq National
     Market on September 21, 1995.



                              Page 1 of ___ Pages.
                       Exhibit Index Located at Page ___.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

      In accordance with General Instruction E to Form S-8, the contents of the Registrant's Registration Statements on Form S-8, Commission File No. 33-51056 and No. 33-88156, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.


Item 8.  EXHIBITS.


   Exhibit
   Number      Description
   ------      -----------

    4.1        Amended and Restated 1992 Stock Option Plan.

    4.2        Amended and Restated 1992 Employee Stock Purchase Plan.

    5.1        Opinion of Morrison & Foerster.

   23.1        Consent of Counsel (included in Exhibit 5.1).

   23.2        Consent of Ernst & Young LLP (see page II-5).

   25.1        Power of Attorney (see page II-2).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Novellus Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on August 30, 1995.

                                 NOVELLUS SYSTEMS, INC.


                                 By:    /s/ Richard S. Hill
                                        -------------------------------------
                                        Richard S. Hill
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

      Each person whose signature appears below constitutes and appoints
Richard S. Hill and William J. Wall, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

     Signature                      Capacity                    Date
     ---------                      --------                    ----

     /s/   Richard S. Hill           President, Chief            August 30, 1995
     -----------------------------   Executive Officer
           Richard S. Hill           (PRINCIPAL EXECUTIVE
                                     OFFICER) and Director

     /s/   William J. Wall           Vice President, Finance     August 30, 1995
     ----------------------------    and Administration,
           William J. Wall           Chief Financial Officer
                                     and Secretary (PRINCIPAL
                                     FINANCIAL AND
                                     ACCOUNTING OFFICER)


     /s/   Robert F. Graham          Chairman of the Board       August 30, 1995
     -----------------------------
           Robert F. Graham

     Signature                       Capacity                    Date
     ---------                       --------                    ----

     /s/   D. James Guzy             Director                    August 30, 1995
     -----------------------------
           D. James Guzy

     /s/   Joseph Van Poppelen       Director                    August 30, 1995
     -----------------------------
           Joseph Van Poppelen

     /s/   Glen G. Possley           Director                    August 30, 1995
     -----------------------------
           Glen G. Possley

     /s/   Robert H. Smith           Director                    August 30, 1995
     -----------------------------
           Robert H. Smith

     /s/   Tom Long                  Director                    August 30, 1995
     -----------------------------
           Tom Long

                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Amended and Restated 1992 Stock Option Plan of Novellus Systems, Inc. of our report dated January 20, 1995, with respect to the consolidated financial statements of Novellus Systems, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1994 and the related financial statement schedule included therein, filed with the Securities and Exchange Commission.


                                                          /s/ Ernst & Young LLP
                                                              ERNST & YOUNG LLP

San Jose, California
September 15, 1995

                                INDEX TO EXHIBITS


Exhibit                                                         Sequentially
Number       Document                                           Numbered Pages
------       --------                                           --------------

  4.1        Amended and Restated 1992 Stock Option Plan.

  4.2        Amended and Restated 1992 Employee Stock Purchase Plan.

  5.1        Opinion of Morrison & Foerster.

 23.1        Consent of Counsel (included in Exhibit 5.1).

 23.2        Consent of Ernst & Young LLP (see page II-4).

 25.1        Power of Attorney (see page II-2).